OPPENHEIMER LARGE CAP GROWTH FUND
                   Supplement dated January 1, 2001 to the
                       Prospectus dated November 28, 2000

The Prospectus is changed as follows:

1. The first paragraph of the subsection entitled "Portfolio Managers" on page 11 is revised in its entirety to read as follows:

Portfolio Manager. The portfolio manager of the Fund is Patrick Bisbey. He is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bisbey became the Fund's co-portfolio manager on September 14, 1999, and is, as of the date of this supplement, the Fund's portfolio manager. Mr. Bisbey is a Managing Director and Manager of Trading and Portfolio Operations (since June, 1992) of Trinity Investment Management Corporation ("Trinity"), a wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp.

2. All references in the Prospectus to the "portfolio managers" are hereby changed to read, "portfolio manager."




January 1, 2001                                             PS0775.004


                        OPPENHEIMER LARGE CAP GROWTH FUND
                   Supplement dated January 1, 2001 to the
                  Statement of Additional Information dated
                                November 28, 2000

The Statement of Additional Information is changed as follows:

1.    The biography of David Dalzell on page 23 is deleted.








January 1, 2001
PX0775.004